BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated August 1, 2019 to the Statement of Additional Information of the Fund

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The second paragraph of the section of Part II of the Statement of Additional Information entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolios—Direct Shares—Purchase of Shares” is deleted in its entirety and replaced with the following:

Direct Shares are generally only available to investors purchasing or selling through the BlackRock OnlineTM Trading Platform (to be rebranded Cachematrix® by BlackRock on August 19, 2019), available via www.blackrock.com/cash, or through a BlackRock OnlineTM Treasury Management Platform (to be rebranded Cachematrix® by BlackRock on August 19, 2019). Additionally, other BlackRock Funds may purchase Direct Shares through BlackRock’s internal trading system.

Shareholders should retain this Supplement for future reference.

SAI-LEAF-0819SUP